SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)     September 26, 2001
                                                --------------------------------

                              VITECH AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



      Florida                        0-21369                    65 041 9086
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(State or other jurisdiction      (Commission File             (IRS Employer
or incorporation)                     Number)                Identification No.)



                   2190 N.W. 89th Place, Miami, Florida 33172
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code   (305) 477-1161
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.  Other Events.
         -------------

On September 26, 2001, Edward Kelly resigned as the Chief Financial Officer, Treasurer and Secretary of Vitech America Inc. The responsibilities of these positions will be assumed by William St. Laurent, the Company's President.


ITEM 6.  Resignation of Directors
---------------------------------

On August 31, 2001, Mr. H.R. Shepherd resigned from the Board of Directors of Vitech America Inc. for personal reasons. On September 7, 2001, Mr. William R. Blackhurst resigned from the Board of Directors of Vitech America Inc. for personal reasons.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 VITECH AMERICA, INC.


                                                By: /s/ William St. Laurent
                                                    ----------------------------
                                                    William St. Laurent
                                                    President


DATED: September 26, 2001